SIDLEY AUSTIN LLP 787 SEVENTH AVENUE NEW YORK, NY 10019 (212) 839 5300 (212) 839 5599 FAX	BEIJING BOSTON BRUSSELS CENTURY CITY CHICAGO DALLAS GENEVA	HONG KONG HOUSTON LONDON LOS ANGELES NEW YORK MUNICH PALO ALTO	SAN FRANCISCO SHANGHAI SINGAPORE SYDNEY TOKYO WASHINGTON, D.C.

FOUNDED 1866

March 21, 2017

VIA EDGAR

U.S. Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549

Attention: Division of Investment Management

Re:	TempCash, TempFund, Federal Trust Fund, FedFund, T-Fund, Treasury Trust Fund, California Money Fund, MuniCash MuniFund and New York Money Fund, each a series of BlackRock Liquidity Funds

Securities Act File No. 2-47015; Investment Company Act File No. 811-2354

Ladies and Gentlemen:

On behalf of BlackRock Liquidity Funds, attached for filing are exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information in the following: the Administration, Cash Management, Cash Plus, Cash Reserve, Dollar, Institutional, Plus, Premier Choice, Select, Premier and Private Client Shares Prospectuses of TempCash, TempFund, Federal Trust Fund, FedFund, T-Fund, Treasury Trust Fund, California Money Fund, MuniCash, MuniFund and New York Money Fund (the “Funds”), dated February 28, 2017, as filed pursuant to Rule 497(c) under the Securities Act of 1933, on March 3, 2017 (the “497 Filing”). The purpose of this filing is to submit the 497 Filing in XBRL for the Funds.

Any questions or comments on the 497 Filing should be directed to the undersigned at (212) 839-5511.

Very truly yours,

/s/ Douglas E. McCormack
Douglas E. McCormack

cc:	Benjamin Archibald

Tricia Meyer

John A. MacKinnon

Sidley Austin (NY) LLP is a Delaware limited liability partnership doing business as Sidley Austin LLP and practicing in affiliation with other Sidley Austin partnerships.